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                                 Exhibit 10.10

            Schedule to Note Agreement and Intercreditor Agreement


A.   JULY 1, 1996 PRIVATELY PLACED NOTES.  Separate and several Note Agreements
     -----------------------------------
     dated as of July 1, 1996, in the form substantially similar to that of
     Exhibit 10.6 to this Registration Statement filed on Form S-1, with the differences summarized below, were entered into by Company with each of the institutions named below. The Note Agreements were executed on behalf of the Company by William F. Berry, President and Chief Executive Officer. The separate Note Agreements were addressed to each of the Purchasers named below and accepted by the officers of the respective institutions as shown below.

     1.   Principle Terms of Note Agreements

          $20,000,000 7.62% Senior Secured Notes, Series E,
                    Due July 12, 2001,
                         and
          $20,000,000 7.76% Senior Secured Notes, Series F,
                    Due July 12, 2002

                    Series E, PPN 90341 *AE 9
                    Series F, PPN 90341 *AF 6

     2.   Purchasers

          MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
          1295 State Street
          Springfield, Massachusetts  01111

               By:  /s/   John B. Joyce
                          Vice President

          CM LIFE INSURANCE COMPANY
          c/o Massachusetts Mutual Life Insurance Company
          1295 State Street
          Springfield, Massachusetts  01111

               By:  /s/   Thomas T.S. Li
                          Managing Director

          PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
          711 High Street
          Des Moines, Iowa  50392-0800

               By:  /s/   Jon C. Heiny
                          Counsel

               By:  /s/   Annette M. Masterson
                          Director - Securities Investment


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          PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
          One American Row
          Hartford, Connecticut  06115

               By:  /s/  Anthony Zeppetella
                         Senior Vice President

          ALEXANDER HAMILTON LIFE INSURANCE
           COMPANY OF AMERICA
          P.O. Box 21008
          Greensboro, North Carolina  27420

               By:  /s/  W. Hardee Mills
                         Vice President

B.   First Amendment to Intercreditor Agreement

          The First Amendment to Intercreditor Agreement dated as of July 1, 1996 (the "First Amendment") amends the Intercreditor Agreement dated as of August 15, 1995 (the "Intercreditor Agreement"). The First Amendment is substantially similar to the Intercreditor Agreement filed as Exhibit 10.9 to this Registration Statement filed on Form S-1, with the differences summarized below.

           The First Amendment was entered into by (a) Massachusetts Mutual Life Insurance Company, Jefferson-Pilot Life Insurance Company, Principal Mutual Life Insurance Company, Phoenix Home Life Mutual Insurance Company, Phoenix American Life Insurance Company, Alexander Hamilton Life Insurance Company of America, as holders of the Company's Senior Secured Notes, Series A through D, due 1999-2002 and (b) Bank of America National Trust and Savings Association.

          The Company sold to Massachusetts Mutual Life Insurance Company, CM Life Insurance Company, Principal Mutual Life Insurance Company, Phoenix Home Life Mutual Insurance Company and Alexander Hamilton Life Insurance Company of America its (i) $20,000,000 7.62% Senior Secured Notes, Series E, Due July 12, 2001 and (ii) $20,000,000 7.76% Senior Secured Notes, Series F, Due July 12, 2002. Pursuant to the First Amendment, the Series E and F Senior Secured Notes are pari passu with the existing Series A through D Senior Secured Notes and are secured ratably with the existing Series A through D Senior Secured Notes pursuant to the Third Amended and Restated Security Agreement.

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